UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Cash Reserves Fund	April 30, 2022
TSCXX	Investor Class
T. ROWE PRICE Cash Reserves Fund

HIGHLIGHTS

■	The Cash Reserves Fund and its benchmark, the Lipper Money Market Funds Index, returned 0.03% in the last six months.

■	Money market yields remained extremely low but started to rise during our reporting period, as the Federal Reserve—in response to strong economic and employment growth and elevated inflation—began to raise short-term interest rates in March.

■	In anticipation of the Fed’s first rate increase in March, we shortened the portfolio’s weighted average maturity so that we could quickly use the proceeds from maturing money market instruments to purchase newer securities with higher yields.

■	While additional rate increases in the months ahead should translate into higher yields and returns for money market fund investors, uncertainty surrounding economic growth and geopolitical stability could alter the pace of the central bank’s monetary tightening.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Global stock markets produced negative returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2022, while rising bond yields weighed on returns for fixed income investors. Fears concerning new coronavirus variants, rising interest rates, and soaring inflation caused bouts of volatility throughout the period. These concerns were compounded by Russia’s invasion of Ukraine in February, sending markets around the world into correction territory.

All major global and regional equity benchmarks receded during the period. Value shares extended their recent outperformance of growth stocks as equity investors turned risk averse. Although most sectors finished in the red, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion and the ensuing commodity supply crunch. A strong U.S. dollar weighed on returns for U.S. investors in most international markets. Across the style spectrum, developed markets held up better than emerging markets.

In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero-COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.

In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains that were already stressed by the coronavirus pandemic. On March 8, the White House announced that the U.S. was cutting off all oil imports from Russia. In response, oil prices surged to their highest level in a decade.

Concerns over inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.5% in March versus the year before—the highest annual reading since December 1981—driven by accelerating energy and food prices.

Elevated inflation caused global monetary policy to take a hawkish turn. In the U.S., Federal Reserve officials began tapering the central bank’s monthly purchases of Treasuries and agency mortgage-backed securities in November. In March, the Fed approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead. In Europe, the Bank of England raised its key interest rate three times in a row between December and March, while the European Central Bank indicated in March that it could end its asset purchase program as soon as the third quarter of 2022.

Bond indexes were broadly negative as yields rose across the Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds experienced significant losses, while municipal bonds suffered through their worst quarter in more than 40 years at the start of 2022 and finished the period lower. Late in the period, multiple portions of the Treasury yield curve inverted briefly, raising fears of a looming recession.

The challenges global markets face are complex and could drive market volatility for some time. Investors will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, the ongoing geopolitical and humanitarian crisis in Ukraine continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.

During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented very good opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver superior long-term risk-adjusted performance as market conditions normalize.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past six months?

Money market yields remained extremely low but started to rise during our reporting period, as the Federal Reserve increased the 0.00% to 0.25% fed funds target rate range in March by 25 basis points (0.25%) in response to strong economic and employment growth and inflation that has risen to levels unseen for four decades. Immediately after our reporting period ended, the central bank raised the range by another 50 basis points (0.50%); the new range in early May was 0.75% to 1.00%, which—coupled with likely additional rate increases in the months ahead—should translate into higher yields and returns for money market fund investors.

The Cash Reserves Fund returned 0.03% in the six-month period ended April 30, 2022, matching the performance of its peer group benchmark, the Lipper Money Market Funds Index. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The U.S. economy continued to recover from the pandemic over the last six months. Although gross domestic product contracted at a 1.4% annualized rate in the first quarter of 2022, according to an early estimate, the decrease was attributable to factors such as increased imports and decreases in private inventory investment, exports, federal government spending, and state and local government spending. The labor market has been especially strong, sending the national unemployment rate below 4%, and solid wage growth has supported consumer spending. Inflation has remained elevated, however, exacerbated by continuing global supply chain disruptions stemming, in part, from the coronavirus and spiking prices of energy commodities in response to Russia’s late-February invasion of Ukraine.

Thanks, in part, to increasingly hawkish rhetoric from Federal Reserve officials, expectations for aggressive Fed policy tightening in 2022 led to a considerable increase in U.S. Treasury yields in our six-month reporting period. In the money market universe, three-month U.S. Treasury bill yields rose from 0.05% to 0.85%, while six-month T-bill yields increased from 0.07% to 1.41%. One-year T-bill yields climbed from 0.15% to 2.10%.

How is the fund positioned?

In anticipation of the Fed’s first rate increase in March, we shortened the portfolio’s weighted average maturity (WAM) so that we could quickly use the proceeds from maturing money market instruments to purchase newer securities with higher yields. Because we believe the Fed will continue raising rates in 2022, we expect to keep the portfolio’s WAM relatively short so that we can respond accordingly to subsequent rate increases. As always, we try to take advantage of opportunities to buy money market instruments with attractive yields without reducing our high credit quality standards.

As shown in the Security Diversification exhibit, commercial paper and medium-term notes made up 40% of the fund’s net assets at the end of April. Municipal securities represented 30% of assets, while 15% of the portfolio was invested in U.S. Treasury securities. The rest of the portfolio was invested primarily in certificates of deposit.

What is portfolio management’s outlook?

The Fed has signaled that a rate-hiking cycle is now underway in an attempt to curb inflation pressures. While money market fund investors will welcome higher money market yields and returns, uncertainty surrounding economic growth and geopolitical stability could alter the pace of the central bank’s monetary tightening. Our strategy should enable us to respond quickly to changes in the interest rate outlook or other factors affecting the money markets. In any event, we remain committed to managing a high-quality, diversified money market portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our investors.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN A NONGOVERNMENT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The potential for realizing a loss of principal could derive from:

Credit risks. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), a rating downgrade, or an inability to meet a financial obligation. Although the fund only purchases securities that present minimal credit risk in the opinion of T. Rowe Price, the credit quality of the fund’s holdings could change rapidly during periods of market stress.

Interest rate risks. A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates. A sharp and unexpected rise in interest rates could increase the likelihood that the fund’s share price will drop below $1.00.

Repurchase agreement risks. A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

BENCHMARK INFORMATION

Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

ASSET BACKED COMMERCIAL PAPER 10.0%

	Par	$ Value
Atlantic Asset Securitization, 0.57%, 7/12/22 (1)	10,900	10,887
CAFCO, 1.00%, 7/14/22 (1)	17,000	16,965
CAFCO, 1.35%, 9/19/22 (1)	21,500	21,386
Chariot Funding, 0.45%, 8/17/22 (1)	22,000	22,000
Chariot Funding, 0.55%, 7/26/22 (1)	8,000	8,000
Chariot Funding, 0.66%, 10/26/22 (1)	8,500	8,500
Charles Schwab, 0.30%, 5/12/22 (1)	250	250
Charta, 1.02%, 7/5/22 (1)	2,000	1,996
Charta, 1.25%, 8/2/22 (1)	36,000	35,884
CRC Funding, 1.02%, 7/12/22 (1)	23,000	22,953
CRC Funding, 1.35%, 9/19/22 (1)	15,000	14,921
Fairway Finance, 0.20%, 5/12/22 (1)	20,750	20,749
Fairway Finance, 0.65%, 10/13/22 (1)	8,500	8,500
Liberty Street Funding, 1.12%, 7/28/22 (1)	14,000	13,962
LMA-Americas, 1.10%, 6/14/22 (1)	10,500	10,486
Manhattan Asset Funding, 0.66%, 6/1/22 (1)	18,000	17,990
Manhattan Asset Funding, 1.00%, 6/13/22 (1)	20,000	19,976
Old Line Funding, 0.60%, 8/4/22 (1)	1,000	998
Old Line Funding, 1.44%, 9/27/22 (1)	17,000	16,899
Old Line Funding, 1.50%, 9/12/22 (1)	20,500	20,385
Starbird Funding, 0.68%, 10/7/22 (1)	15,000	15,000
Starbird Funding, 0.90%, 7/1/22 (1)	23,000	23,000
Thunder Bay Funding, 0.02%, 9/29/22 (1)	11,000	11,000
Thunder Bay Funding, 0.66%, 10/25/22 (1)	22,000	22,000
Thunder Bay Funding, 1.33%, 9/19/22 (1)	5,000	4,974
Victory Receivables, 1.10%, 6/15/22 (1)	17,500	17,476
Total Asset Backed Commercial Paper (Cost $387,137)		**387,137**

CERTIFICATE OF DEPOSIT 12.9%

DOMESTIC 0.3%

	Par	$ Value
Citibank, 1.28%, 9/6/22	10,500	10,500
		10,500

EURODOLLAR 5.3%

	Par	$ Value
Credit Agricole, 0.32%, 5/2/22	30,000	30,000
Nordea Bank, 0.31%, 5/2/22	39,000	39,000
Royal Bank of Canada, 0.31%, 5/2/22	57,710	57,710
Svenska Handelsbanken, 0.30%, 5/2/22	39,000	39,000

Toronto Dominion Bank, 0.31%, 5/2/22	38,000	38,000
		203,710
YANKEE 7.3%		
Bank of Montreal, FRN, SOFR + 0.25%, 0.53%, 2/17/23	9,500	9,464
Bank of Nova Scotia, FRN, SOFR + 0.60%, 0.88%, 12/19/22	18,800	18,800
Barclays Bank, 0.19%, 6/8/22	15,000	15,000
Barclays Bank, FRN, SOFR + 0.65%, 0.93%, 12/16/22	23,000	23,000
Canadian Imperial Bank of Commerce, 0.35%, 12/5/22	15,000	15,000
Canadian Imperial Bank of Commerce, FRN, SOFR + 0.50%, 0.78%, 3/3/23	11,000	11,000
Cooperatieve Rabobank, 0.27%, 6/15/22	9,000	9,000
Cooperatieve Rabobank, 0.35%, 9/2/22	10,000	10,000
Cooperatieve Rabobank, FRN, SOFR + 0.13%, 0.40%, 6/16/22	5,600	5,598
Credit Suisse, FRN, SOFRINDX + 0.65%, 0.924%, 12/22/22	19,000	19,000
HSBC Bank, FRN, SOFR + 0.40%, 0.68%, 1/6/23	18,000	18,000
HSBC Bank, FRN, SOFR + 0.60%, 0.88%, 3/15/23	20,000	20,000
Nordea Bank, FRN, SOFR + 0.45%, 0.73%, 9/2/22	21,000	21,000
Nordea Bank, FRN, SOFR + 0.55%, 0.83%, 9/9/22	16,000	16,000
Oversea Chinese Banking, FRN, SOFR + 0.48%, 0.76%, 12/23/22	13,000	13,000
Standard Chartered Bank, 0.28%, 6/1/22	17,000	17,000
Standard Chartered Bank, FRN, SOFR + 0.45%, 0.73%, 9/23/22	18,500	18,500
Svenska Handelsbanken, FRN, SOFR + 0.63%, 0.68%, 12/15/22	27,000	27,000
		286,362
Total Certificate of Deposit (Cost $500,572)		**500,572**
FINANCIAL COMPANY COMMERCIAL PAPER 17.9%		
ABN AMRO Funding, 0.25%, 6/15/22 (1)	24,500	24,492
ABN AMRO Funding, 1.46%, 10/3/22 (1)	13,500	13,415
ASB Bank, 0.78%, 9/8/22 (1)	21,000	21,000
Australia & New Zealand Banking Group, 0.43%, 8/18/22 (1)	22,000	21,989
Australia & New Zealand Banking Group, 1.85%, 10/24/22 (1)	16,800	16,648
BPCE, 0.16%, 5/25/22 (1)	9,500	9,499
BPCE, 0.84%, 12/21/22 (1)	24,000	24,000
Canadian Imperial Bank of Commerce, 0.26%, 11/18/22 (1)	12,000	12,000
Commonwealth Bank of Australia, 0.30%, 6/17/22 (1)	12,000	11,995
Credit Suisse, 0.23%, 7/18/22	10,540	10,535
DBS Bank, 0.90%, 6/23/22 (1)	4,000	3,995
DBS Bank, 1.40%, 9/26/22 (1)	34,500	34,301
DNB Nor Bank, 0.68%, 9/2/22 (1)	20,000	20,000
DNB Nor Bank, 0.83%, 9/7/22 (1)	18,300	18,300
Erste Finance Delaware, 0.33%, 5/4/22 (1)	38,000	37,999
ING (US) Funding, 1.38%, 9/19/22	38,000	37,795

MUFG Bank, 0.32%, 5/6/22	21,000	20,999
National Australia Bank, 1.37%, 9/19/22 (1)	17,500	17,406
National Australia Bank, 1.50%, 10/4/22 (1)	21,000	20,863
National Bank of Canada, 0.70%, 9/23/22 (1)	38,000	38,000
Nordea Bank, 0.53%, 7/1/22 (1)	1,013	1,012
Oversea Chinese Banking, 0.22%, 7/18/22 (1)	18,400	18,391
Oversea Chinese Banking, 0.67%, 11/7/22 (1)	7,000	7,000
Royal Bank of Canada, 0.20%, 6/28/22 (1)	25,000	24,992
Royal Bank of Canada, 0.74%, 12/21/22 (1)	13,500	13,500
Skandinaviska Enskilda Banken, 0.74%, 9/23/22 (1)	22,000	22,000
Skandinaviska Enskilda Banken, 1.05%, 7/18/22 (1)	12,000	11,973
Standard Chartered Bank, 1.10%, 7/14/22 (1)	2,600	2,594
Svenska Handelsbanken, 0.37%, 9/1/22 (1)	11,000	10,986
Swedbank, 0.65%, 10/11/22	15,000	15,000
Swedbank, 1.42%, 9/13/22	23,000	22,877
Toronto Dominion Bank, 0.19%, 8/9/22 (1)	1,900	1,899
Toronto Dominion Bank, 0.20%, 7/22/22 (1)	25,000	24,989
Toronto Dominion Bank, 0.21%, 6/22/22 (1)	10,000	9,997
Toronto Dominion Bank, 1.10%, 7/27/22 (1)	1,500	1,496
UBS, 0.43%, 11/16/22 (1)	4,800	4,789
UBS, 0.463%, 9/21/22 (1)	24,000	24,000
UBS, 0.843%, 12/23/22 (1)	9,000	9,000
United Overseas Bank, 0.16%, 5/5/22 (1)	20,000	20,000
United Overseas Bank, 1.22%, 7/29/22 (1)	18,000	17,946
Westpac Banking, 0.74%, 9/22/22 (1)	18,500	18,500
Total Financial Company Commercial Paper (Cost $698,172)		**698,172**

INSURANCE COMPANY FUNDING AGREEMENT 0.4%

MassMutual Global Funding II, 2.50%, 10/17/22 (2)	3,180	3,191
Metropolitan Life Global Funding I, FRN, SOFR + 0.35%, 0.63%, 9/8/22 (2)	2,950	2,951
Metropolitan Life Global Funding I, FRN, SOFR + 0.57%, 0.85%, 1/13/23 (2)	2,820	2,823
New York Life Global Funding, 0.40%, 9/20/22 (2)	1,900	1,893
New York Life Global Funding, FRN, SOFR + 0.22%, 0.50%, 2/2/23 (2)	5,100	5,095
Total Insurance Company Funding Agreement (Cost $15,953)		**15,953**

NON-FINANCIAL COMPANY COMMERCIAL PAPER 19.4%

Aspirus, Series 2021, 0.75%, 6/1/22	21,800	21,800
Banner Health, 0.70%, 5/25/22	11,000	11,000
Banner Health, 0.72%, 5/11/22	15,000	15,000
Banner Health, 0.74%, 5/18/22	2,000	2,000

Banner Health, 0.90%, 6/1/22	4,340	4,340
Baptist Health South Florida, 0.54%, 5/9/22	10,000	9,999
Baylor Scott & White Holdings, 0.83%, 6/10/22	8,000	7,993
BJC Health System, 0.54%, 5/6/22	10,000	10,000
BJC Health System, 0.85%, 6/14/22	17,800	17,800
California Health Fac. Fin., Series E, 0.57%, 7/7/22	12,000	12,000
California Statewide CDA, Kaiser Foundation Hosp., Series E, 0.14%, 5/3/22	12,000	12,000
California Statewide CDA, Kaiser Foundation Hosp., Series I, 0.85%, 8/10/22	10,000	10,000
Charles Schwab, 0.45%, 8/9/22 (1)	3,100	3,097
Charles Schwab, 1.36%, 8/9/22 (1)	1,327	1,322
Equinor, 0.33%, 5/2/22 (1)	60,000	59,999
Export Development Canada, 1.06%, 7/6/22	21,280	21,239
Export Development Canada, 1.30%, 8/10/22	17,500	17,436
Golden Gate Bridge Highway & Transportation Dist., Series B, 0.56%, 5/17/22	4,825	4,825
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, 0.55%, 5/6/22	1,500	1,500
Hennepin County, Series B, 0.49%, 5/12/22	10,000	10,000
Illinois Fin. Auth., 0.75%, 5/18/22	7,500	7,500
Indiana Univ., 0.55%, 6/2/22	4,725	4,725
Inova Health System Foundation, 0.50%, 5/18/22	15,000	14,996
Inova Health System Foundation, 1.08%, 7/20/22	9,000	8,978
John Muir Health, 0.60%, 5/10/22	4,400	4,399
John Muir Health, 0.63%, 5/25/22	5,000	4,998
John Muir Health, 0.73%, 5/20/22	4,000	3,999
KFW, 1.01%, 7/14/22 (1)	11,000	10,977
Los Angeles Municipal Improvement, Series B, 0.72%, 6/1/22	12,000	12,000
LVMH Moet Hennessy Louis Vuitton, 1.15%, 9/14/22 (1)	10,000	9,957
LVMH Moet Hennessy Louis Vuitton, 1.21%, 9/20/22 (1)	10,000	9,952
LVMH Moet Hennessy Louis Vuitton, 1.27%, 9/26/22 (1)	4,400	4,377
LVMH Moet Hennessy Louis Vuitton, 1.30%, 9/28/22 (1)	14,000	13,924
Mass General Brigham, Series B-1, 1.05%, 6/29/22	10,300	10,282
Massachusetts Dev. Fin. Agency, Series A, 0.53%, 5/5/22	9,000	9,000
Massachusetts Dev. Fin. Agency, Series A, 0.72%, 5/5/22	12,000	12,000
Massachusetts Dev. Fin. Agency, Series A, 0.77%, 5/31/22	14,000	14,000
McLaren Health Care, 0.56%, 6/1/22	10,000	9,995
Mercy Healthcare System, 0.82%, 6/9/22	19,600	19,583
New York Power Auth., Series 3-A, 0.22%, 6/9/22	21,000	20,994
New York Power Auth., Series 3-A, 0.70%, 7/12/22	4,097	4,091
New York Power Auth., Series 3-A, 0.82%, 6/15/22	9,000	8,991
Northwestern Memorial HealthCare, 0.74%, 5/17/22	13,466	13,462
Northwestern Memorial HealthCare, 0.93%, 7/11/22	20,200	20,163
Philadelphia Airport, Series C-1, 0.45%, 5/5/22	9,000	9,000
Philip Morris International, 1.15%, 9/6/22 (1)	19,700	19,619

Port Auth. of New York/New Jersey, Series C, 0.45%, 5/3/22	5,500	5,500
Port Auth. of New York/New Jersey, Series C, 0.68%, 5/19/22	9,000	9,000
Port Auth. of New York/New Jersey, Series C, 0.68%, 5/25/22	5,000	5,000
Port Auth. of New York/New Jersey, Series C, 0.73%, 6/1/22	8,700	8,700
Port Auth. of New York/New Jersey, Series C, 0.75%, 6/9/22	10,500	10,500
Port of Seattle, Series D-1, 0.70%, 6/1/22	4,000	4,000
Salt River Project Agricultural Improvement, Series D-1, 0.58%, 5/17/22	16,000	15,996
San Diego Public Facilities Financing Auth., Series A, 0.73%, 6/8/22	2,800	2,800
South Carolina Public Service Auth., Series AA, 0.97%, 7/7/22	19,500	19,500
South Carolina Public Service Auth., Series BB, 0.50%, 5/11/22	15,814	15,814
State of Tennessee, Series 00-A, 0.75%, 5/18/22	5,000	5,000
State of Tennessee, Series 00-B, 1.12%, 7/27/22	10,000	10,000
Toyota Credit de Puerto Rico, 0.24%, 6/2/22	12,000	11,997
Toyota Credit de Puerto Rico, 0.33%, 6/15/22	24,000	23,990
Toyota Credit de Puerto Rico, 0.68%, 9/20/22	2,500	2,500
Trinity Health, 0.59%, 5/17/22	15,000	14,996
Univ. of California, Series B, 0.37%, 6/1/22	8,850	8,847
Univ. of California, Series B, 0.60%, 5/17/22	5,000	4,999
Univ. of California, Series B, 1.73%, 11/2/22	13,000	12,884
Univ. of Texas, 0.77%, 6/1/22	4,400	4,400
Univ. of Texas, Series A, 0.75%, 6/3/22	10,600	10,600
Univ. of Texas, Series A, 0.77%, 6/2/22	4,300	4,300
Univ. of Texas, Series B, 0.73%, 6/14/22	2,000	2,000
Univ. of Texas, Series B, 1.02%, 7/19/22	4,560	4,550
Total Non-Financial Company Commercial Paper (Cost $753,185)		**753,185**

OTHER ASSET BACKED SECURITIES 0.1%

Ari Fleet Lease Trust, Series 2021-A, Class A1, 0.173%, 6/15/22 (2)	574	574
Enterprise Fleet Financing, Series 2021-3, Class A1, 0.222%, 11/21/22 (2)	5,050	5,050
Total Other Asset Backed Securities (Cost $5,624)		**5,624**

OTHER INSTRUMENTS 1.1%

Bank of Nova Scotia, 2.00%, 11/15/22	4,790	4,800
Charles Schwab, 3.225%, 9/1/22	2,200	2,213
Equinor, 2.45%, 1/17/23	2,720	2,724
John Deere Capital, FRN, 3M USD LIBOR + 0.49%, 1.293%, 6/13/22	2,400	2,401
Memorial Health Services, 3.496%, 5/2/22	13,950	13,950
Procter & Gamble, 2.15%, 8/11/22	2,000	2,006

Siemens Financieringsmaatschappij, 2.90%, 5/27/22 (2)	7,500	7,511
Skandinaviska Enskilda Banken, 2.20%, 12/12/22 (2)	4,500	4,510
Truist Bank, 1.25%, 3/9/23	4,256	4,231
Total Other Instruments (Cost $44,346)		**44,346**

OTHER MUNICIPAL SECURITY 2.1%

Colorado State Ed. Loan Program, Series B, 1.00%, 6/29/22	2,170	2,169
Houston, TRAN, 2.00%, 6/30/22	1,000	1,001
Los Angeles, TRAN, 4.00%, 6/23/22	17,485	17,560
Los Angeles County, TRAN, 4.00%, 6/30/22	35,990	36,162
Metropolitan Washington Airports Auth. Aviation Revenue, Airport System Revenue, Series A, 5.00%, 10/1/22 (3)	2,720	2,755
Minnesota, Series A, GO, 5.00%, 8/1/22	4,070	4,109
Minnesota, Series A, GO, 5.00%, 8/1/22	2,200	2,220
Minnesota, Series E, GO, 2.00%, 8/1/22	12,170	12,193
San Francisco City & County, Earthquake Safety and Emergency, Series E-1, GO, 5.00%, 6/15/22	1,620	1,628
Total Other Municipal Security (Cost $79,797)		**79,797**

U.S. TREASURY DEBT 15.0%

U.S. Treasury Bills, 0.16%, 6/23/22	25,000	24,994
U.S. Treasury Bills, 0.21%, 6/30/22	55,930	55,910
U.S. Treasury Bills, 0.28%, 5/31/22	29,915	29,908
U.S. Treasury Bills, 0.365%, 7/21/22	50,000	49,959
U.S. Treasury Bills, 0.38%, 7/28/22	50,000	49,953
U.S. Treasury Notes, FRN, 3M UST + 0.029%, 0.921%, 7/31/23	45,400	45,401
U.S. Treasury Notes, FRN, 3M UST + 0.034%, 0.926%, 4/30/23	53,500	53,501
U.S. Treasury Notes, FRN, 3M UST + 0.049%, 0.941%, 1/31/23	82,077	82,080
U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.947%, 7/31/22	58,820	58,821
U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.947%, 10/31/22	134,800	134,799
Total U.S. Treasury Debt (Cost $585,326)		**585,326**

VARIABLE RATE DEMAND NOTES 19.5%

Alaska HFC, Series A, VRDN, 0.44%, 5/6/22	9,800	9,800
Alaska HFC, Series B, VRDN, 0.55%, 5/6/22	13,500	13,500
Alaska HFC, State Capital Project, Series A, VRDN, 0.53%, 5/6/22	13,600	13,600
Andrew W. Mellon Foundation, VRDN, 0.48%, 5/6/22	14,000	14,000
Baltimore, VRDN, 0.41%, 5/6/22	46,145	46,145
Battery Park City Auth., Series D-1, VRDN, 0.43%, 5/6/22	34,500	34,500
Charlotte, NASCAR, Series D, COP, VRDN, 0.57%, 5/6/22	27,930	27,930

Clark County Dept. of Aviation, Series C-1, VRDN, 0.49%, 5/6/22 (3)	22,350	22,350
Colorado Housing & Fin. Auth., Multi-Family, Series B-1, VRDN, 0.58%, 5/6/22	22,485	22,485
Colorado Housing & Fin. Auth., Single Family, Series B-1, VRDN, 0.53%, 5/6/22	3,075	3,075
Colorado Housing & Fin. Auth., Single Family, Series C-2, VRDN, 0.53%, 5/6/22	19,900	19,900
Colorado Housing & Fin. Auth., Social Bond, Series C-2, VRDN, 0.53%, 5/6/22	7,500	7,500
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, Series C, VRDN, 0.40%, 5/6/22	17,615	17,615
Hennepin County, Series B, GO, VRDN, 0.44%, 5/6/22	19,435	19,435
Highlands County HFA, Adventhealth Obligated, Series D-1, VRDN, 0.44%, 5/6/22	12,325	12,325
Illinois Fin. Auth., Series D, VRDN, 0.35%, 5/6/22	13,540	13,540
Illinois Fin. Auth., Carle Foundation, Series B, VRDN, 0.44%, 5/6/22	20,000	20,000
Indiana Fin. Auth., Series E-4, VRDN, 0.46%, 5/6/22	12,450	12,450
Loudoun County, Economic Dev. Auth., Howard Hughes Medical Institute, Series B, VRDN, 0.43%, 5/6/22	12,345	12,345
Maryland CDA, Series B, VRDN, 0.53%, 5/6/22	28,100	28,100
Maryland CDA, Series F, VRDN, 0.55%, 5/6/22	20,100	20,100
Maryland CDA, Multi-Family, Fort Washington, Series A, VRDN, 0.48%, 5/6/22 (3)	2,870	2,870
Massachusetts Dev. Fin. Agency, Babson College, Series B, VRDN, 0.45%, 5/6/22	3,800	3,800
Massachusetts HEFA, Partners Health, Series P-2, VRDN, 0.45%, 5/6/22	21,800	21,800
Metropolitan Water Dist. of Southern California, Series A, VRDN, 0.58%, 5/6/22	9,400	9,400
Minnesota Housing Fin. Agency, Series H, VRDN, 0.45%, 5/6/22	13,950	13,950
Montgomery County Housing Opportunities Commission, Series D, VRDN, 0.62%, 5/6/22	9,800	9,800
Montgomery County Housing Opportunities Commission, Series E, VRDN, 0.62%, 5/6/22	8,315	8,315
Nebraska Investment Fin. Auth., Series B, VRDN, 0.39%, 5/6/22 (3)	6,825	6,825
Nebraska Investment Fin. Auth., Series C, VRDN, 0.37%, 5/6/22	20,000	20,000
New York City Housing Dev., Series F-2, VRDN, 0.52%, 5/6/22	15,000	15,000
New York City Transitional Fin. Auth. Future Tax Secured, Series A-7, VRDN, 0.44%, 5/6/22	18,565	18,565
New York Mortgage Agency, Series 216, VRDN, 0.52%, 5/6/22	10,350	10,350
New York Mortgage Agency, Series 224, VRDN, 0.55%, 5/6/22	26,000	26,000
New York Mortgage Agency, Series 238, VRDN, 0.51%, 5/6/22	2,800	2,800
New York State Energy Research & Dev. Auth., Series A-4, VRDN, 0.50%, 5/6/22 (3)	15,000	15,000

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Cash Reserves Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On April 30, 2022, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates’ approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2022, the cost of investments for federal income tax purposes was $3,830,807,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.40% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest expense; expenses related to borrowing, taxes, and brokerage; or nonrecurring expenses.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended April 30, 2022, expenses waived/paid totaled $3,488,000.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s reports on Form N-MFP are available on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their portfolio holdings information on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds and has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the fund’s shareholders have benefited from economies of scale through previous reductions to the fund’s all-inclusive management fee rate and assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Adviser as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the fourth quintile (Expense Group and Expense Universe).

Management provided the Board with additional information with respect to the fund’s actual management fees and total expenses ranking in the fourth and fifth quintiles and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2022